UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Merrimack Street, Lawrence, MA		01843
(Address of principal executive offices)		(Zip Code)

(978) 687-4700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
On October 18, 2017, NxStage Medical, Inc. (“NxStage”) and Fresenius Medical Care Holdings, Inc. (“Fresenius”) each received a request for additional information and documentary material (also known as a “Second Request”) from the United States Federal Trade Commission (“FTC”) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, ("HSR Act") in connection with Fresenius’s proposed acquisition of NxStage.
The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after Fresenius and NxStage have substantially complied with the request, unless that period is terminated sooner by the FTC. By agreement with the FTC, the parties may voluntarily extend the time for closing beyond the expiration of the HSR Act waiting period.
Important Information for Investors and Security Holders
This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with a wholly-owned subsidiary of Fresenius. In connection with the proposed merger, NxStage has filed with the SEC a definitive proxy statement in connection with the contemplated transactions. The definitive proxy statement has been sent or given to NxStage stockholders and contains important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT NXSTAGE FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, is set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NxStage Medical, Inc.

By: /s/ Winifred L. Swan
Winifred L. Swan
General Counsel
Date: October 19, 2017